Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces First Quarter 2025 Financial Results

May 6, 2025 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading SaaS platform provider for the multi-trillion dollar insurance economy, today announced its financial results for the three months ended March 31, 2025

“CCC delivered strong first quarter results, highlighted by 11% year-over-year revenue growth and adjusted EBITDA margin of 39% – both above our guidance ranges. Our solid start to 2025 reflects multiple new business wins, renewals, and contract expansions across our customer groups, and reinforces the strength of our business model, multisided network, and customer-focused innovation,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“The integration of EvolutionIQ is proceeding on plan and the expected launch of Medhub for Casualty is ahead of schedule. We intend for this to be the first of many new solutions that provide AI-powered synthesis and best next action recommendations based on insurer preferences to enhance insurers’ ability to consistently manage increasingly complex injury claims and achieve better outcomes,” continued Ramamurthy. “We view this as an important step in accelerating our vision of deploying intelligent experiences across the insurance economy.”

First Quarter 2025 Financial Highlights

Revenue

•
Total revenue was $251.6 million for the first quarter of 2025, an increase of 11% from $227.2 million for the first quarter of 2024.

Profitability

•
GAAP gross profit was $185.0 million, representing a gross margin of 74%, for the first quarter of 2025, compared with $167.9 million, representing a gross margin of 74%, for the first quarter of 2024. Adjusted gross profit was $192.5 million, representing an adjusted gross profit margin of 77%, for the first quarter of 2025, compared with $177.0 million, representing an adjusted gross profit margin of 78%, for the first quarter of 2024.
•
GAAP operating loss was $10.7 million for the first quarter of 2025, compared with GAAP operating income of $7.8 million for the first quarter of 2024. Adjusted operating income was $85.3 million for the first quarter of 2025, compared with adjusted operating income of $84.1 million for the first quarter of 2024.
•
GAAP net loss was $17.4 million for the first quarter of 2025, compared with GAAP net loss of $0.6 million for the first quarter of 2024. Adjusted net income was $54.5 million for the first quarter of 2025, compared with adjusted net income of $54.8 million for the first quarter of 2024.
•
Adjusted EBITDA was $99.1 million for the first quarter of 2025, compared with adjusted EBITDA of $93.7 million for the first quarter of 2024. Adjusted EBITDA grew 6% in the first quarter of 2025 compared with the first quarter of 2024.

Liquidity

•
CCC had $130.3 million in cash and cash equivalents and $998.5 million of total debt on March 31, 2025. The Company generated $58.5 million in cash from operating activities and had free cash flow of $43.6 million during the first quarter of 2025, compared with $55.2 million in cash generated from operating activities and $39.6 million in free cash flow for the first quarter of 2024.

1st Quarter and Recent Business Highlights

•
CCC announced that Caliber Collision, the nation's largest auto collision repair provider, has extended its relationship with CCC. Through this multi-year renewal, Caliber will continue to use a broad suite of CCC ONE® solutions, including the addition of CCC® Diagnostics Workflow and CCC® Build Sheets, to streamline operations and enhance services across its repair facilities. With more than 1,800 locations, Caliber offers comprehensive auto repair services across 41 states. Caliber began working with CCC when it had just 100 locations and has grown alongside CCC’s technology, leveraging CCC ONE to support its expansion and enhance operational efficiency. By renewing and extending its relationship with CCC, we believe Caliber will be able to drive greater efficiency in vehicle diagnostics and repair planning.
•
CCC announced plans to accelerate the inclusion of EvolutionIQ’s proven, high-impact AI in CCC’s auto casualty offerings. This next generation of solutions is being designed to provide AI-powered synthesis and best next action recommendations based on insurer preferences to enhance insurers’ ability to consistently manage increasingly complex injury claims and achieve better outcomes. Medhub for Casualty will be the first available product with an expected launch in Q3, and a further expectation that it will be followed by other planned innovations leveraging EvolutionIQ’s claims guidance across the auto casualty claims lifecycle in later quarters.
•
CCC recently signed a large OEM with a captive insurance business and a leading market position in EVs. This new relationship is with both the insurance and the collision repair sides of the business and CCC’s solutions are expected to deliver a stair-step improvement in the OEM’s operating efficiency and consumer experience. This signing reflects the continued expansion of the CCC network as well as the applicability of CCC’s solutions across the broader insurance economy.

Business Outlook

Based on information as of today, May 6, 2025, the Company is issuing the following financial guidance:

Second Quarter Fiscal 2025	Full Year Fiscal 2025

Revenue	$255.5 million to $257.5 million	$1.046 billion to $1.056 billion
Adjusted EBITDA	$99.0 million to $101.0 million	$420.0 million to $428.0 million

Conference Call Information

CCC will host a conference call today, May 6, 2025, at 8:00 a.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading cloud platform provider for the multi-trillion-dollar P&C insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of public health outbreaks, epidemics or pandemics on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events, including the imposition of trade tariffs, supply chain disruption and inflationary; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted EBITDA margin,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	March 31,	December 31,
	2025	2024
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$130,323	$398,983
Accounts receivable—Net of allowances of $4,325 and $4,692 as of March 31, 2025 and December 31, 2024, respectively	99,594	106,578
Income taxes receivable	8,843	7,743
Deferred contract costs	22,884	22,373
Other current assets	36,269	28,973
Total current assets	297,913	564,650
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	172,640	172,079
OPERATING LEASE ASSETS	37,902	29,762
INTANGIBLE ASSETS—Net	1,079,298	934,278
GOODWILL	1,956,485	1,417,724
DEFERRED FINANCING FEES, REVOLVER—Net	1,643	1,743
DEFERRED CONTRACT COSTS	19,295	18,692
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	36,408	34,062
TOTAL	$3,611,812	$3,183,218
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$23,775	$18,393
Accrued expenses	58,166	72,543
Income taxes payable	80	80
Current portion of long-term debt	10,010	8,000
Current portion of long-term licensing agreement—Net	3,308	3,257
Operating lease liabilities	7,522	7,658
Deferred revenues	67,980	44,915
Payable to Investor	22,955	—
Total current liabilities	193,796	154,846
LONG-TERM DEBT—Net	975,396	761,053
DEFERRED INCOME TAXES—Net	168,406	164,844
LONG-TERM LICENSING AGREEMENT—Net	23,588	24,435
OPERATING LEASE LIABILITIES	54,920	47,235
OTHER LIABILITIES	18,246	11,303
Total liabilities	1,434,352	1,163,716
COMMITMENTS AND CONTINGENCIES (Notes 19 and 20)
MEZZANINE EQUITY:
Redeemable non-controlling interest	—	21,679
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 658,636,205 and 629,207,115 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	66	63
Additional paid-in capital	3,363,526	3,094,182
Accumulated deficit	(1,184,922)	(1,095,227)
Accumulated other comprehensive loss	(1,210)	(1,195)
Total stockholders’ equity	2,177,460	1,997,823
TOTAL	$3,611,812	$3,183,218

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended
	March 31,
	2025	2024
REVENUES	$251,565	$227,237
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	62,205	52,808
Amortization of acquired technologies	4,368	6,567
Total cost of revenues	66,573	59,375
GROSS PROFIT	184,992	167,862
OPERATING EXPENSES:
Research and development	61,763	49,477
Selling and marketing	48,297	35,586
General and administrative	67,119	57,060
Amortization of intangible assets	18,512	17,942
Total operating expenses	195,691	160,065
OPERATING (LOSS) INCOME	(10,699)	7,797
INTEREST EXPENSE	(16,926)	(16,452)
INTEREST INCOME	1,948	2,467
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	—	(1,585)
OTHER (EXPENSE) INCOME—NET	(5,097)	2,939
PRETAX LOSS	(30,774)	(4,834)
INCOME TAX BENEFIT	13,353	4,237
NET LOSS INCLUDING NON-CONTROLLING INTEREST	(17,421)	(597)
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	(1,276)	(1,142)
NET LOSS ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(18,697)	$(1,739)
Net loss per share attributable to common stockholders:
Basic	$(0.03)	$(0.00)
Diluted	$(0.03)	$(0.00)
Weighted-average shares used in computing net loss per share attributable to common stockholders:
Basic	636,832,216	598,279,377
Diluted	636,832,216	598,279,377
COMPREHENSIVE LOSS:
Net loss including non-controlling interest	(17,421)	(597)
Other comprehensive income (loss)—Foreign currency translation adjustment	(15)	(75)
COMPREHENSIVE LOSS INCLUDING NON-CONTROLLING INTEREST	(17,436)	(672)
Less: accretion of redeemable non-controlling interest	(1,276)	(1,142)
COMPREHENSIVE LOSS ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$(18,712)	$(1,814)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Three Months Ended
	March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,421)	$(597)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	13,595	9,442
Amortization of intangible assets	22,880	24,509
Deferred income taxes	(13,354)	(12,055)
Stock-based compensation	61,048	44,971
Amortization of deferred financing fees	474	462
Amortization of discount on debt	47	62
Change in fair value of derivative instruments	5,741	(718)
Change in fair value of warrant liabilities	—	1,585
Loss on disposal of software, equipment and property	—	253
Other	—	71
Changes in:
Accounts receivable—Net	7,364	370
Deferred contract costs	(511)	(793)
Other current assets	(2,394)	992
Deferred contract costs—Non-current	(603)	842
Other assets	(2,346)	144
Operating lease assets	701	(710)
Income taxes	(1,100)	7,235
Accounts payable	4,956	7,395
Accrued expenses	(20,983)	(31,153)
Operating lease liabilities	(1,292)	298
Deferred revenues	1,604	1,697
Other liabilities	86	933
Net cash provided by operating activities	58,492	55,235
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(14,846)	(15,663)
Acquisition of EvolutionIQ, Inc., net of cash acquired	(415,133)	—
Net cash used in investing activities	(429,979)	(15,663)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	1,004	8,901
Proceeds from employee stock purchase plan	1,650	1,833
Payments for employee taxes withheld upon vesting of equity awards	(43,471)	(52,581)
Repurchase of common stock	(72,275)	—
Proceeds from issuance of long-term debt	225,000	—
Payments of fees associated with the debt modification	(6,565)	—
Principal payments on long-term debt	(2,503)	(2,000)
Net cash provided by (used in) financing activities	102,840	(43,847)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(13)	(109)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(268,660)	(4,384)
CASH AND CASH EQUIVALENTS:
Beginning of period	398,983	195,572
End of period	$130,323	$191,188
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$—	$646
Reclassification of redeemable non-controlling interest	$22,955	$—
Stock issued related the Acquisition of EvolutionIQ, Inc.	$250,441	$—
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$16,358	$15,908
Cash paid for income taxes—Net	$445	$576

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended March 31,
(amounts in thousands, except percentages)	2025	2024
Gross Profit	$184,992	$167,862
Amortization of acquired technologies	4,368	6,567
Stock-based compensation and related employer payroll tax	3,101	2,587
Adjusted Gross Profit	$192,461	$177,016
Gross Profit Margin	74%	74%
Adjusted Gross Profit Margin	77%	78%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2025	2024
Operating expenses	$195,691	$160,065
Amortization of intangible assets	(18,512)	(17,942)
Stock-based compensation expense and related employer payroll tax	(62,818)	(47,446)
M&A and integration costs	(7,619)	(477)
Litigation proceeds (costs), net	3,790	(575)
Debt refinancing costs	(3,119)	—
Equity transaction costs, including secondary offerings	(287)	(692)
Adjusted operating expenses	$107,126	$92,933

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING (LOSS) INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2025	2024
Operating (loss) income	$(10,699)	$7,797
Amortization of intangible assets	18,512	17,942
Amortization of acquired technologies—Cost of revenue	4,368	6,567
Stock-based compensation expense and related employer payroll tax	65,919	50,033
M&A and integration costs	7,619	477
Litigation (proceeds) costs, net	(3,790)	575
Debt refinancing costs	3,119	-
Equity transaction costs, including secondary offerings	287	692
Adjusted operating income	$85,335	$84,083

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2025	2024
Net loss	$(17,421)	$(597)
Interest expense	16,926	16,452
Interest income	(1,948)	(2,467)
Income tax benefit	(13,353)	(4,237)
Amortization of intangible assets	18,512	17,942
Amortization of acquired technologies—Cost of revenue	4,368	6,567
Depreciation and amortization of software, equipment and property	2,264	1,864
Depreciation and amortization of software, equipment and property—Cost of revenue	11,331	7,578
Stock-based compensation expense and related employer payroll tax	65,919	50,033
M&A and integration costs	7,619	477
Litigation (proceeds) costs, net	(3,790)	575
Debt refinancing costs	3,119	—
Equity transaction costs, including secondary offerings	287	692
Change in fair value of derivative instruments	5,741	(718)
Income from derivative instruments	(497)	(2,031)
Change in fair value of warrant liabilities	—	1,585
Adjusted EBITDA	$99,077	$93,715
Adjusted EBITDA Margin	39%	41%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET LOSS TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2025	2024
Net loss	$(17,421)	$(597)
Amortization of intangible assets	18,512	17,942
Amortization of acquired technologies—Cost of revenue	4,368	6,567
Stock-based compensation expense and related employer payroll tax	65,919	50,033
M&A and integration costs	7,619	477
Litigation (proceeds) costs, net	(3,790)	575
Debt refinancing costs	3,119	—
Equity transaction costs, including secondary offerings	287	692
Change in fair value of derivative instruments	5,741	(718)
Change in fair value of warrant liabilities	—	1,585
Tax effect of adjustments	(29,873)	(21,766)
Adjusted net income	$54,481	$54,790
Adjusted net income per share attributable to common stockholders:
Basic	$0.09	$0.09
Diluted	$0.08	$0.09
Weighted average shares outstanding:
Basic	636,832,216	598,279,377
Diluted	669,658,149	635,104,271

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2025	2024
Net cash provided by operating activities	$58,492	$55,235
Purchases of software, equipment, and property	(14,846)	(15,663)
Free Cash Flow	$43,646	$39,572